                                   [LOGO] BNY

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2002

                             [LOGO] Hamilton Funds

                         INVEST WITH A TRUSTED LEADER


   BNY HAMILTON LARGE CAP GROWTH CRT FUND

   BNY HAMILTON SMALL CAP GROWTH CRT FUND

   BNY HAMILTON INTERNATIONAL EQUITY CRT FUND

             [LOGO]

               BNY
             HAMILTON
               FUNDS

    INVEST WITH A TRUSTED LEADER
[LOGO] BNY

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Semi-Annual Report for the BNY Hamilton CRT Funds for the six months ended June 30, 2002. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance over the past six months, and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

As 2002 began, the flow of positive economic data seemed to indicate that the economy was headed for a recovery. Unfortunately, widespread accounting concerns and increasing investor skepticism in the wake of former energy trading giant Enron's collapse overrode positive signs of economic growth. This weakened the equity markets in January and February. In March, optimism about the economy and the prospects for improving corporate earnings led to a brief rally in stocks to finish the first quarter of the year.

Negative sentiment began to build again during the second quarter, with concerns about corporate scandals reaching new heights as WorldCom captured the headlines with its own accounting missteps. Over the period, a number of other large, leading companies also saw their corporate reporting and governance called into question. Corporate managements lost credibility, and investors lost confidence in the equity markets. This drove a sell off that cut across virtually every sector in the stock market. Investors increasingly turned toward the safer havens of money funds and, Treasury and government agency debt, avoiding corporate bonds as well as stocks.

Through all of this, the economy continued to expand. First quarter growth in real GDP was a surprisingly strong 5.0%, although a significant portion of this increase was accounted for by a swing in inventories. Growth slowed in the second quarter with the preliminary estimate of real GDP indicating an advance of only 1.1%. However, as inventories boosted the first quarter growth rate, second quarter growth was dampened by a significant increase in the trade deficit. The underlying pace of economic activity was not as strong as it appeared in the first quarter, nor as soft as reported in the second quarter. Consumer spending was the principal driver of growth during both quarters as tax cuts and mortgage refinancings put extra spending money in consumers' pockets. Housing activity, in particular, was robust. In contrast, capital spending remained weak as corporations continued to be reluctant to spend on future growth. As the half ended, however, some signs of an upturn in capital spending began to appear.

For the first half of 2002, the S&P 500(R) Index of large-capitalization U.S. stocks returned -13.16%. Equity investors were wary of risk and uncertain about what corporate reports they could believe and favored more defensive value stocks over growth-oriented companies, with technology and telecommunications stocks taking the biggest fall. As in 2001, two of the sectors posting the strongest relative performance were consumer discretionary and materials stocks, though even these suffered losses.

Perhaps somewhat surprisingly, given the defensive tone to the market, small-capitalization stocks outperformed large-capitalization stocks for the six months. In contrast with the S&P 500(R) Index's double-digit loss, the Russell 2000 Index of small companies returned -4.70% for the period. This is attributable in part to the fact that the most damaging news regarding corporate governance and accounting improprieties involved larger companies. These smaller-company stocks also displayed the same trend of value-oriented issues outperforming growth stocks, with the Russell 2000 Value Index returning 7.26% versus -17.35% for the Russell 2000 Growth Index.

International markets also struggled for the most part over the six months, exhibiting considerable volatility. Much of the turmoil afflicting global markets in this period was based on concerns centering on the U.S.--specifically, the unexpectedly sluggish pace of recovery and the issues regarding corporate accounting and the veracity of reported earnings. Investment fundamentals were not so much in question. In a close parallel with the U.S., major economic indicators pointed to a cyclical upturn in Europe and Japan over the remainder of this year, though stock valuations did not fully reflect this positive news.

In this environment, international investors sought out stability, hurting the performance of growth-oriented stocks but allowing stocks with more defensive characteristics to outperform. For U.S.-based investors in foreign markets, the weakening of the U.S. dollar relative to the Euro, Yen, Pound, and other major currencies contributed positively to returns. For the six months, the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index returned -1.38%. By the period's end, global economies appeared to be moving more steadily toward a mild cyclical recovery.

On the fixed-income front, the Federal Reserve kept interest rates steady over the six months. As signs pointed toward revived economic growth in the first quarter, intermediate- and longer-term interest rates began to rise as investors anticipated that the Federal Reserve would step in to raise short-term rates. As economic growth slowed, however, and the equity markets trended lower, the Federal Reserve did not raise rates, and instead remained on the sidelines. This caused rates to fall significantly in the second quarter. As a result, while the yield curve flattened in the earlier part of the year, by the end of the period it was quite steep--that is, the difference between yields on short-term securities and those on longer-term issues was quite significant. Treasurys and other government-issued bonds were attractive to investors seeking safer alternatives to the volatile equity markets. Corporate bonds, on the other hand, largely suffered from the same erosion of investor confidence that afflicted stocks.

We believe that the recent steep drop in stock prices reflects panic selling by unnerved investors. Given the current level of uncertainty, buyers have essentially gone on strike, remaining on the sidelines until hard evidence of improving corporate profits emerges and keeping stock prices at depressed levels.

In our view, key economic trends are continuing to develop positively and we believe that a meaningful upturn in corporate profits is close on the horizon. It's unfortunate, but markets are not always rational in the short term, which can create painful and trying periods--like the present--for long-term investors. It can also create very attractive buying opportunities for investors who are willing to stay focused on the fundamentals during periods when investor psychology turns negative.

The failure of the rebound in the economy to produce strong earnings gains up to this point has many investors worried. Increasing levels of skepticism concerning corporate financial reporting--along with potential confusion over new accounting rules designed to avoid future scandals--are obscuring the outlook for earnings, with many investors seemingly preparing for the worst. We believe the reality will in fact come as a very favorable surprise.

The guiding philosophy underlying the ongoing management of the BNY Hamilton Funds is a disciplined approach to investing that seeks to identify and capitalize on the long-term trends that present the most attractive investment opportunities. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

Thank you for the confidence you are placing in us.

Sincerely,
  /s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  of  Contents

Questions & Answers.............................................. Page  5

BNY Hamilton Large Cap Growth CRT Fund
 Schedule of Investments.........................................      12
 Statement of Assets and Liabilities.............................      14
 Statement of Operations.........................................      14
 Statements of Changes in Net Assets.............................      15
 Financial Highlights............................................      16

BNY Hamilton Small Cap Growth CRT Fund
 Schedule of Investments.........................................      17
 Statement of Assets and Liabilities.............................      21
 Statement of Operations.........................................      21
 Statements of Changes in Net Assets.............................      22
 Financial Highlights............................................      23

BNY Hamilton International Equity CRT Fund
 Schedule of Investments............................................   24
 Industry Diversification...........................................   28
 Statement of Assets and Liabilities................................   29
 Statement of Operations............................................   29
 Statements of Changes in Net Assets................................   30
 Financial Highlights...............................................   31

Notes to Financial Statements.......................................   32

Directors and Officers..............................................   38

BNY Hamilton Large Cap Growth CRT Fund

An Interview with Co-Portfolio Managers, Charles Goodfellow, Vice President, and DeAnne Steele, Assistant Vice President

Q. What factors influenced the investment environment for large-cap stocks during the first half of 2002?
A. As the year began, economic reports were stronger than expected, signaling a recovery from 2001's recession. At that point, investors gained confidence in the country's economic health, but became more concerned about when the Federal Reserve might move to raise interest rates. Shortly, however, continued revelations of questionable accounting practices and other lapses in corporate governance caused investors to lose confidence in the stock market. What had once seemed to be an isolated case involving Enron spread to other large companies such as WorldCom and Omnicom.

   Other factors weighing on the markets included fears of further terrorist attacks, as well as instability in the Middle East and elsewhere in the world. Despite continued positive economic news, stock valuations fell significantly, particularly in the second quarter of the year. Growth stocks underperformed value stocks, as investors adopted an increasingly cautious outlook.

Q. Given this context, how did the Fund perform during the six months?
A. The Fund returned -15.39% for Institutional Class Shares/1/ for the six months ended June 30, 2002. For the same period, the S&P 500(R) Index/2/ returned -13.16%.

Q. What factors contributed to the Fund's performance?
A. The Fund's underperformance relative to its benchmark can be attributed mostly to our positions in media stocks AOL Time Warner and Comcast, marketing communications giant Omnicom, and retailer Home Depot. Our overweighting in the health care sector also had a negative impact on performance, as we emphasized large-cap pharmaceutical companies in this sector. These stocks faced concerns about rejections of new drug applications by the Food and Drug Administration.

   On the positive side, we underweighted the two weakest sectors over the period, telecommunications and information technology. We also overweighted consumer staples stocks, which held up well as consumer spending remained at strong levels. These positive contributors to performance were not, however, sufficient to offset the portfolio's underperformers.

Q. Which of the Fund's holdings were the best performers?/3/
A. Our strongest performing stocks over the six months came from a variety of sectors. They included real-estate holdings Duke Realty and Liberty Property Trust, beverage giant Coca-Cola, financial services provider Wells Fargo, and consumer products leader Procter & Gamble. Six of the Fund's top ten holdings outperformed the market over the period.

Q. What changes, if any did you make to the Fund's composition during the first half of the year?
A. Over the six months, we scrutinized our holdings in individual companies with an eye toward reducing the level of risk associated with any single holding. This caused us to reduce--but not eliminate--our allocation to such companies as Procter & Gamble, Applied Materials, and Exxon Mobil. (We continue to overweight the energy sector, despite this reduction in our Exxon Mobil position.) This process also led us to trim our holdings in the technology and telecommunications sectors, producing even greater underweightings in these areas than before.

Q. What is your strategic outlook for the remainder of the year?
A. We believe that the economy will continue on its gradual recovery, allowing companies to see improvement in their earnings. Although earnings have been improving from quarter to quarter, thus far they have shown little improvement over previous-year figures. These comparisons should become easier in the second half of the year, however. At that point, the previous-year figures will reflect the impact of 2001's recession. We therefore expect earnings in the second half of the year to show year-over-year improvement.

   It is difficult to predict when investors will move their focus away from accounting and geopolitical issues and toward improving earnings--a shift that could set the stage for the markets to recover. Nonetheless, based on increasingly reasonable valuations and improving fundamentals, we believe that this is a good time to invest in core growth companies for the long term. In our assessment, we have positioned the Fund to benefit once the market turnaround materializes.

                                                                    TRAILING   TRAILING    SINCE
                                CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2002      MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON LARGE CAP GROWTH
CRT FUND (INSTITUTIONAL SHARES) -7.67%  -15.17%  -15.39%  -22.37%      N/A        N/A      -16.11%
---------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                -7.12%  -13.40%  -13.16%  -17.99%    -9.18%      3.66%     -13.53%
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

1 Total return figures include change in share price, reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, so that an investor's share, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results. The Advisor has agreed to limit the expenses of the Fund to 0.80% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.80% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was January 3, 2000.
2 The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.

BNY Hamilton Small Cap Growth CRT Fund*

An Interview with John Lui, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for small-cap stocks during the first half of 2002?
A. The market for growth stocks was difficult in the first six months of 2002. Strong economic growth in the first quarter appeared to have been primarily attributable to inventory restocking, and a slower rate of growth took hold in the second quarter. This deceleration in GDP growth has investors worried about a double-dip recession and the negative ramifications for corporate profit growth.

   Over the course of the six months, investors grew increasingly skeptical of the stock market after a wave of revelations of questionable accounting practices and other lapses in corporate governance. Combined with questions about the strength and durability of the economic recovery, this crisis of investor confidence drove stock valuations down, particularly among growth stocks.

Q. Given this context, how did the Fund perform for the year?
A. For the six months ended June 30, 2002, the Fund returned -9.72% for Institutional Class Shares/1/, versus a -4.70% return for the Russell 2000 Index/2/ over the same period.

Q. What factors accounted for the Fund's performance in the first half of 2002?
A. As in other recent periods, the Fund's emphasis on growth-oriented stocks hurt its performance relative to the Russell 2000 Index, as that benchmark includes a substantial weighting in value-oriented stocks. Given the significant degree of uncertainty about both the economy and the state of the markets, equity investors generally favored more defensive stocks--a category that includes many value sectors.

Q. What is your strategic outlook for the remainder of the year? /3/
A. While the markets may be volatile, our investment discipline remains steady. Relative earnings strength is the driving factor in our bottom-up stock selection process. We continue to seek out companies that have the potential to deliver above-average growth--and experience the share-price appreciation that can accompany it--over a three- to five-year time horizon.

   At this point, we continue to see the best relative earnings growth in the consumer, health care, energy, and financial sectors. The economic recovery--which we believe will continue--should directly benefit consumer, energy, and financial stocks.

   We believe health care stocks' growth will be driven by favorable demographic trends that should spur greater demand for this sector's services. Among smaller health care companies, new products could be another factor driving growth--unlike larger companies in the sector, they don't face a significant issue with patent expirations.

   Technology stocks have been battered by investors' concerns about sluggish corporate spending, but we are now seeing some signs of hope for these companies. The economic recovery is still in its very early stages, and we believe that in time corporate technology budgets will rise in response to the improving business backdrop. We think that the share prices of many technology companies now reflect an excessive level of pessimism, making some stocks more attractive from both a fundamental and valuation standpoint.

   Going forward, we intend to stay true to our investment philosophy. We will continue to focus on relative earnings growth, with an eye toward the long term. We also will maintain our deliberate, bottom-up approach to stock-picking: selecting stocks carefully, giving them time to appreciate, and keeping turnover low and efficiency high.

                                                                      TRAILING   TRAILING    SINCE
                                  CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2002        MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON SMALL CAP GROWTH CRT
FUND (INSTITUTIONAL SHARES)       -7.35%  -11.00%  -9.72%   -16.08%      N/A        N/A      -4.55%
-----------------------------------------------------------------------------------------------------
RUSSELL 2000 INDEX                -4.96%  - 8.35%  -4.70%   - 8.60%    1.67%      4.44%      -2.15%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

* Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
1 Total return figures include change in share price, reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, so that an investor's share, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results. The Advisor has agreed to limit the expenses of the Fund to 0.96% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.96% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was January 3, 2000.
2 The Russell 2000 Index is an unmanaged index, generally representative of the broad U.S. market of small-capitalization stocks. An investor cannot invest directly in an index.
3  Portfolio holdings subject to change.

BNY Hamilton International Equity CRT Fund*

An Interview with Isabelle Le Guay, Senior International Equity Portfolio
Manager

Q. What factors influenced the investment environment for international stocks during the first half of 2002?
A. Substantial volatility was present in most international equity markets in the first half of 2002, and many of the stocks in the portfolio felt the impact. Investors found it difficult to maintain confidence, as concerns about the relative strength and sustainability of the economic recovery in the U.S. raised questions about the outlook for economic growth in Europe and Asia. In general, as investors sought stability, growth-oriented stocks struggled, and stocks with more defensive characteristics outperformed, but to a much smaller extent than in 2001.

   After a rebound in the fourth quarter of 2001, most European markets in the first half of 2002 posted double-digit declines in local currency terms, but registered more moderate losses in U.S. dollar terms due to the weakening of the dollar versus all major currencies. Profit taking, enduring tensions in the Middle East and Pakistan, and concerns regarding corporate accounting practices contributed to the decline.

   The Japanese equity market outperformed the rest of the developed markets during the first half of the year, buoyed by a cyclical uptrend, ample liquidity and currency appreciation. Deep cyclical sectors, such as raw materials and capital goods, led the rally on the strength of improving production and inventory cycles. Also helping to support the Japanese markets was an influx of assets from foreign investors who, as a result of concerns over market volatility in the U.S., reallocated assets to global markets, including Japan.

Q. Given this context, how did the Fund perform?
A. The BNY Hamilton International Equity Fund returned -2.89% for Institutional Class Shares/1/ for the six-month period ended June 30, 2002. For the same period, the MSCI EAFE Index/2/ returned -1.38%.

Q. What accounted for the Fund's performance during the period?
A. The Fund's relative underperformance was largely attributable to our stock selection in Europe and Japan. That said, our stock selections noticeably improved during the second quarter, especially in Europe, making a positive contribution to the Fund's outperformance in the second quarter of the year. Our regional and country allocations had a very minimal negative effect on the Fund's return in the first half. They, too, were more successful in the second quarter.

   With respect to our position in Japan, our underexposure to low-priced names during January and February was the largest cause of underperformance. As is often the case with a marked market turnaround, frequent sector rotations and occasional speculative movements made it challenging to keep up with the benchmark.

   On the other hand, our investments in the Pacific region outside Japan have outperformed the benchmark by a wide margin. Australian stocks, and to a lesser extent those from Singapore, have contributed positively to returns. Our gradual increase in holdings from the region also had a positive impact on performance.

Q. How did the Fund's composition change during the first half of the year?/3 /
A. We continued to increase our position in the Pacific region outside Japan throughout the first half of the year, giving the Fund even a greater overweight here relative to the benchmark level. In this region, we gradually added to our holdings in the basic materials sector as more signs of an economic recovery became apparent. In light of the improving prospects for major Japanese exporters, we decided to boost our Japanese exposure from a small underweight to a more neutral position, then to an overweighting.

   In Europe, which naturally has accounted for most of the Fund's assets, we maintained an underweighted position throughout the six months. Toward the end of the period, we decided to raise the Fund's cash level in response to increased volatility in the global equity markets. We accomplished this by reducing the Fund's European weighting further.

Q. What is your outlook for the months ahead?
A. We maintain our view that global economies are on the path to a mild global cyclical recovery. Current market turmoil, with the U.S. at its center, has more to do with issues regarding corporate accounting and earnings quality, rather than investment fundamentals. Major economic indicators continue to point to a cyclical upturn in the U.S., Europe, and Japan over the remainder of this year and into next.

   We plan to maintain our relative underweighting in Europe. We are confident that Japan should continue to outperform relative to other major markets through the remainder of the year, supported by large inflows from foreign investors and improved economic indicators. Therefore, we may further increase our current overweight position in Japan.

   In the second half of the year, we also plan to introduce very selective global emerging markets in the portfolio, with primary emphasis on emerging markets in Asia, such as South Korea. We intend to maintain or increase (in some regions) our exposure to economically sensitive stocks, in anticipation of further improvement in the prospects for global economic recovery.

                                                                      TRAILING   TRAILING    SINCE
                                  CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2002        MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERNATIONAL EQUITY
CRT FUND (INSTITUTIONAL SHARES)   -3.36%   -2.42%  -2.89%   -12.50%      N/A        N/A     -18.18%
-----------------------------------------------------------------------------------------------------
MSCI EAFE INDEX                   -3.94%   -1.93%  -1.38%   - 9.22%    -6.49%     -1.26%    -14.89%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*  International investing involves increased risk and volatility.
1 Total return figures include change in share price, reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, so that an investor's share, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results. The Advisor has agreed to limit the expenses of the Fund to 1.22% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 1.22% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was January 3, 2000.
2 The MSCI EAFE Index is an unmanaged index, generally representative of the equity markets in Europe, Australasia and the Far East. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.

         BNY Hamilton Large Cap Growth CRT Fund

         Schedule of Investments

         June 30, 2002 (Unaudited)

Number of
 Shares                                                       Value
---------                                                    --------
          Common Stocks--93.4%
          Advertising and Marketing Services--1.1%
  4,025   Omnicom Group, Inc................................ $184,345
                                                             --------
          Banking and Finance--4.8%
 13,675   Washington Mutual, Inc............................  507,479
  6,300   Wells Fargo & Co..................................  315,378
                                                             --------
                                                              822,857
                                                             --------
          Beverages, Food and Tobacco--1.9%
  5,600   The Coca-Cola Co..................................  313,600
    164   The J. M. Smucker Co.*............................    5,597
                                                             --------
                                                              319,197
                                                             --------
          Biosciences--1.2%
  5,150   Amgen, Inc.*......................................  215,682
                                                             --------
          Building and Building Products--2.1%
  9,650   The Home Depot, Inc...............................  354,444
                                                             --------
          Chemicals--2.5%
  9,825   duPont (E.I.) de Nemours & Co.....................  436,230
                                                             --------
          Communications, Media and Entertainment--3.2%
 17,625   AOL Time Warner, Inc.*............................  259,264
 11,825   Comcast Corp.*....................................  281,908
                                                             --------
                                                              541,172
                                                             --------
          Computers--Micro--2.0%
  4,750   International Business Machines Corp. (IBM).......  342,000
                                                             --------
          Computers--Software and Peripherals--4.9%
 22,150   Cisco Systems, Inc.*..............................  308,992
  9,625   Microsoft Corp.*..................................  526,488
                                                             --------
                                                              835,480
                                                             --------

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks (Continued)
          Conglomerates--3.0%
 17,575   General Electric Co............................... $  510,554
                                                             ----------
          Containers and Packaging--1.7%
  7,225   Sealed Air Corp.*.................................    290,951
                                                             ----------
          Data Processing Systems--2.1%
  8,375   Automatic Data Processing, Inc....................    364,731
                                                             ----------
          Electronic Equipment and Components--4.4%
  7,025   Agilent Technologies, Inc.*.......................    166,141
 15,200   Applied Materials, Inc.*..........................    289,104
 16,650   Intel Corp........................................    304,195
                                                             ----------
                                                                759,440
                                                             ----------
          Financial Services--8.9%
 13,208   Citigroup, Inc....................................    511,810
  5,750   Fannie Mae........................................    424,063
  1,800   Marsh & McLennan Cos., Inc........................    173,880
  9,500   Morgan Stanley....................................    409,260
                                                             ----------
                                                              1,519,013
                                                             ----------
          Health Care Products and Services--5.0%
  9,225   Johnson & Johnson.................................    482,099
  8,650   Medtronic, Inc....................................    370,653
                                                             ----------
                                                                852,752
                                                             ----------
          Household and Personal Care Products--6.5%
  9,250   Colgate-Palmolive Co..............................    462,962
  7,250   The Procter & Gamble Co...........................    647,425
                                                             ----------
                                                              1,110,387
                                                             ----------
          Insurance--3.2%
  8,000   American International Group, Inc.................    545,840
                                                             ----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         June 30, 2002 (Unaudited)

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks (Continued)
          Oil and Gas--10.1%
  3,900   Anadarko Petroleum Corp........................... $  192,270
 10,700   BP PLC ADR........................................    540,243
 14,675   Exxon Mobil Corp..................................    600,501
  4,000   Noble Corp.*......................................    154,400
  5,275   Schlumberger Ltd..................................    245,288
                                                             ----------
                                                              1,732,702
                                                             ----------
          Pharmaceuticals--8.8%
  7,225   Baxter International, Inc.........................    321,151
  7,900   Bristol-Myers Squibb Co...........................    203,030
  4,500   Genentech, Inc.*..................................    150,750
  6,325   Merck & Co., Inc..................................    320,298
 14,775   Pfizer, Inc.......................................    517,125
                                                             ----------
                                                              1,512,354
                                                             ----------
          Real Estate Investment Trusts--3.0%
  9,700   Duke Realty Corp..................................    280,815
  6,825   Liberty Property Trust............................    238,875
                                                             ----------
                                                                519,690
                                                             ----------
          Resorts and Entertainment--1.9%
 17,550   The Walt Disney Co................................    331,695
                                                             ----------
          Retail--Discount Stores--2.6%
 11,500   Costco Wholesale Corp.*...........................    444,130
                                                             ----------
          Retail--Food Stores--1.2%
 10,350   The Kroger Co.....................................    205,965
                                                             ----------
          Telecommunications--1.4%
 18,675   Corning, Inc.*....................................     66,296
  4,550   Verizon Communications, Inc.......................    182,683
                                                             ----------
                                                                248,979
                                                             ----------
          Transportation--2.6%
  7,175   United Parcel Service, Inc., Class B..............    443,056
                                                             ----------

Number of
 Shares                                                         Value
---------                                                    -----------
          Common Stocks (Continued)
          Utilities--Gas and Electric--3.3%
 11,525   Duke Energy Corp.................................. $   358,427
  4,000   TXU Corp..........................................     206,200
                                                             -----------
                                                                 564,627
                                                             -----------
          Total Common Stocks (Cost $20,403,079)............  16,008,273
                                                             -----------

        Money Market Funds--8.6%
757,454 ACM Institutional Reserves (Government
        Portfolio), 1.72% (a).............................     757,454
713,700 ACM Institutional Reserves (Prime Portfolio),
        1.74% (a).........................................     713,700
                                                           -----------
        Total Money Market Funds
        (Cost $1,471,154).................................   1,471,154
                                                           -----------
        Total Investments
        (Cost $21,874,233) (b)--102.0%....................  17,479,427
        Liabilities in excess of other assets--(2.0%).....    (339,108)
                                                           -----------
        Net Assets--100.0%................................ $17,140,319
                                                           -----------

ADRAmerican Depositary Receipt.
*  Non-income producing security.
(a)Represents annualized 7 day yield at June 30, 2002.
(b)The cost stated also approximates the aggregated cost for Federal income tax purposes. At June 30, 2002, net unrealized depreciation was $4,394,806 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $472,042 and aggregate gross unrealized depreciation of $4,866,848.

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         Statement of Assets and Liabilities

         June 30, 2002 (Unaudited)

Assets:
 Investments at market value,
   (Cost $21,874,233)........................................ $ 17,479,427
 Cash........................................................          696
 Receivables:
   Investments sold..........................................      625,480
   Dividends.................................................       16,017
   Due from Advisor..........................................        3,286
   Interest..................................................        1,909
 Other assets................................................       10,208
                                                              ------------
   Total Assets..............................................   18,137,023
                                                              ------------
Liabilities:
 Payables:
   Investments purchased.....................................      933,498
   Services provided by The Bank of New York and
    Administrator............................................       17,505
 Accrued expenses and other liabilities......................       45,701
                                                              ------------
   Total Liabilities.........................................      996,704
                                                              ------------
Net Assets:.................................................. $ 17,140,319
                                                              ------------
Sources of Net Assets:
 Capital stock @ par......................................... $      2,693
 Capital surplus.............................................   25,688,344
 Undistributed net investment income.........................        3,259
 Accumulated net realized loss on investments................   (4,159,171)
 Net unrealized depreciation on investments..................   (4,394,806)
                                                              ------------
Net Assets................................................... $ 17,140,319
                                                              ------------
Institutional Shares:
 Net assets.................................................. $ 17,140,319
                                                              ------------
 Shares outstanding..........................................    2,693,357
                                                              ------------
 Net asset value, offering price and repurchase price per
   share..................................................... $       6.36
                                                              ------------
Institutional Shares authorized @ $.001 par value............  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2002 (Unaudited)

Investment Income:
 Dividends (net of foreign withholding taxes of $1,239)....... $    122,887
 Interest.....................................................       11,438
                                                               ------------
   Total Income...............................................      134,325
                                                               ------------
Expenses:
 Advisory.....................................................       55,709
 Accounting services..........................................       29,833
 Administration...............................................       18,570
 Reports to shareholders......................................       13,895
 Audit........................................................       11,965
 Registration and filings.....................................        8,720
 Transfer agent...............................................        7,866
 Directors....................................................        7,256
 Custodian....................................................        5,855
 Cash management..............................................          216
 Insurance....................................................          132
 Other........................................................          440
                                                               ------------
   Total Expenses.............................................      160,457
 Fees waived by The Bank of New York (Note 3).................      (86,141)
                                                               ------------
   Net Expenses...............................................       74,316
                                                               ------------
   Net Investment Income......................................       60,009
                                                               ------------
Realized and Unrealized Loss on Investments:
 Net realized loss on investments.............................   (1,308,959)
 Increase in unrealized depreciation on investments during
   the period.................................................   (1,797,420)
                                                               ------------
 Net realized and unrealized loss on investments..............   (3,106,379)
                                                               ------------
 Net decrease in net assets resulting from operations.........  $(3,046,370)
                                                               ------------

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         Statements of Changes in Net Assets


                                                                            Six months ended
                                                                             June 30, 2002      Year ended
                                                                              (unaudited)    December 31, 2001
                                                                            ---------------- -----------------
Operations:
  Net investment income....................................................   $    60,009       $    94,509
  Net realized loss on investments.........................................    (1,308,959)       (2,852,387)
  Increase in unrealized depreciation on investments during the period.....    (1,797,420)       (2,023,349)
                                                                              -----------       -----------
   Net decrease in net assets resulting from operations....................    (3,046,370)       (4,781,227)
                                                                              -----------       -----------
Dividends to Shareholders:
  Dividends from net investment income.....................................       (58,401)          (90,372)
                                                                              -----------       -----------
Capital Stock Transactions:
  Proceeds from capital stock sold.........................................     3,291,413         8,759,822
  Proceeds from shares issued on reinvestment of dividends.................         2,016             4,732
  Value of capital stock repurchased.......................................      (562,207)       (1,298,858)
                                                                              -----------       -----------
   Net increase in net assets resulting from capital stock transactions....     2,731,222         7,465,696
                                                                              -----------       -----------
     Increase (decrease) in Net Assets.....................................      (373,549)        2,594,097
Net Assets:
  Beginning of year........................................................    17,513,868        14,919,771
                                                                              -----------       -----------
  End of period (includes undistributed net investment income of $3,259 at
   June 30, 2002 and $1,651 at December 31, 2001)..........................   $17,140,319       $17,513,868
                                                                              -----------       -----------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares........................................       448,748         1,005,052
  Shares issued on reinvestment of dividends: Institutional Shares.........           287               628
  Shares repurchased: Institutional Shares.................................       (77,216)         (171,808)
                                                                              -----------       -----------
   Net increase............................................................       371,819           833,872
  Shares outstanding, beginning of year....................................     2,321,538         1,487,666
                                                                              -----------       -----------
  Shares outstanding, end of period........................................     2,693,357         2,321,538
                                                                              -----------       -----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         Financial Highlights

                                                                            For the period
                                        Six months ended                   January 3, 2000*
                                         June 30, 2002      Year ended          through
                                          (unaudited)    December 31, 2001 December 31, 2000
                                        ---------------- ----------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period.     $  7.54           $ 10.03           $ 10.00
                                            -------           -------           -------
Gain (loss) from investment operations
Net investment income..................        0.02              0.05              0.06
Net realized and unrealized gain (loss)
  on investments.......................       (1.18)            (2.50)             0.03
                                            -------           -------           -------
 Total from investment operations......       (1.16)            (2.45)             0.09
                                            -------           -------           -------
Dividends and Distributions
Dividends from net investment income...       (0.02)            (0.04)            (0.05)
Distributions from capital gains.......          --                --             (0.01)
                                            -------           -------           -------
 Total dividends and distributions.....       (0.02)            (0.04)            (0.06)
                                            -------           -------           -------
Net asset value at end of period.......     $  6.36           $  7.54           $ 10.03
                                            -------           -------           -------
TOTAL RETURN:..........................      (15.39)%**        (24.38)%            0.87%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted)......................     $17,140           $17,514           $14,920
Ratio to average net assets of:
 Expenses, net of waiver from
   The Bank of New York................        0.80%***          0.80%             0.80%***
 Expenses, prior to waiver from
   The Bank of New York................        1.73%***          2.11%             1.76%***
 Net investment income, net of waiver
   from The Bank of New York...........        0.65%***          0.58%             0.52%***
Portfolio turnover rate................          13%               16%                5%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         Schedule of Investments

         June 30, 2002 (Unaudited)


Number of
 Shares                                                             Value
---------                                                         ----------
          Common Stocks--98.2%
          Airlines--0.0%
     25   JetBlue Airways Corp.*................................. $    1,139
                                                                  ----------
          Bank Holding Companies--12.7%
  8,900   Banknorth Group, Inc...................................    231,578
  4,200   Commerce Bancorp, Inc..................................    185,640
    800   Doral Financial Corp...................................     26,712
  2,850   First Sentinel Bancorp, Inc............................     39,216
  2,500   Greater Bay Bancorp....................................     76,900
  1,500   Hudson United Bancorp..................................     42,840
  5,105   New York Community Bancorp, Inc........................    138,346
    935   Southern Financial Bancorp, Inc........................     29,883
  6,200   UCBH Holdings, Inc.....................................    235,662
  4,400   Wilmington Trust Corp..................................    134,200
                                                                  ----------
                                                                   1,140,977
                                                                  ----------
          Chemicals--1.4%
  4,200   H.B. Fuller Co.........................................    123,018
                                                                  ----------
          Coal--0.9%
  3,600   Arch Coal, Inc.........................................     81,756
                                                                  ----------
          Commercial Services--1.9%
  2,500   Alliance Data Systems Corp.*...........................     63,875
  5,900   Plexus Corp.*..........................................    106,790
                                                                  ----------
                                                                     170,665
                                                                  ----------
          Communications, Media and Entertainment--1.3%
  3,000   Scholastic Corp.*......................................    113,700
                                                                  ----------
          Computer Services--1.6%
  2,600   Manhattan Associates, Inc.*............................     83,616
  5,400   Perot Systems Corp.*...................................     58,806
                                                                  ----------
                                                                     142,422
                                                                  ----------

Number of
 Shares                                                            Value
---------                                                         --------
          Common Stocks (Continued)
          Computers--Software and Peripherals--6.2%
  2,350   Activision, Inc.*...................................... $ 68,291
  9,300   Concurrent Computer Corp.*.............................   43,245
  3,300   Diebold, Inc...........................................  122,892
  5,700   J.D. Edwards & Co.*....................................   69,255
  2,800   ManTech International Corp.*...........................   67,172
  4,600   Manugistics Group, Inc.*...............................   28,106
  1,900   Openwave Systems, Inc.*................................   10,659
  2,600   Photon Dynamics, Inc.*.................................   78,000
  5,900   Quovadx, Inc.*.........................................   37,052
  1,050   SeaChange International, Inc.*.........................    9,219
  4,600   Skyworks Solutions, Inc.*..............................   25,530
                                                                  --------
                                                                   559,421
                                                                  --------
          Consumer Goods and Services--2.6%
  5,100   Rayovac Corp.*.........................................   94,503
  3,100   The Scotts Co.*........................................  140,740
                                                                  --------
                                                                   235,243
                                                                  --------
          Distribution and Wholesale--1.0%
 11,100   Bell Microproducts, Inc.*..............................   89,355
                                                                  --------
          Education--2.8%
  4,500   DeVry, Inc.*...........................................  102,780
  6,800   ITT Educational Services, Inc.*........................  148,240
                                                                  --------
                                                                   251,020
                                                                  --------
          Electronic Equipment and Components--9.8%
  4,200   Aeroflex, Inc.*........................................   29,190
  4,300   Asyst Technologies, Inc.*..............................   87,505
  4,241   Avnet, Inc.*...........................................   93,260
  4,400   Axcelis Technologies, Inc.*............................   49,720

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         June 30, 2002 (Unaudited)

Number of
 Shares                                                            Value
---------                                                         --------
          Common Stocks (Continued)
  7,600   Cable Design Technologies Corp.*....................... $ 77,900
  4,100   Fairchild Semiconductor Corp.*.........................   99,630
  2,900   Jabil Circuit, Inc.*...................................   61,219
  2,000   Lattice Semiconductor Corp.*...........................   17,480
  4,000   KEMET Corp.*...........................................   71,440
  7,237   Microchip Technology, Inc.*............................  198,511
  4,600   Therma-Wave, Inc.*.....................................   52,394
 13,000   Vitesse Semiconductor Corp.*...........................   40,430
                                                                  --------
                                                                   878,679
                                                                  --------
          Entertainment--2.5%
  2,600   International Speedway Corp............................  104,260
  8,300   Six Flags, Inc.........................................  119,935
                                                                  --------
                                                                   224,195
                                                                  --------
          Food Wholesaling--1.5%
  4,000   Performance Food Group Co.*............................  135,440
                                                                  --------
          Forest and Paper Products--0.5%
  4,300   Buckeye Technologies, Inc.*............................   42,140
                                                                  --------
          Health and Medical Facilities--6.1%
  4,200   Community Health Systems, Inc.*........................  112,560
  1,400   LifePoint Hospitals, Inc.*.............................   50,834
  3,675   Province Healthcare Co.*...............................   82,173
  2,200   Quest Diagnostics, Inc.*...............................  189,310
  2,300   Universal Health Services, Inc., Class B...............  112,700
                                                                  --------
                                                                   547,577
                                                                  --------

Number of
 Shares                                                            Value
---------                                                         --------
          Common Stocks (Continued)
          Health Care Products and Services--3.4%
  4,100   AdvancePCS*............................................ $ 98,154
  1,700   Patterson Dental Co.*..................................   85,561
  3,800   Renal Care Group, Inc.*................................  118,370
                                                                  --------
                                                                   302,085
                                                                  --------
          Household and Personal Care Products--1.8%
  2,900   Church & Dwight Co., Inc...............................   90,857
  1,600   Maytag Corp............................................   68,240
                                                                  --------
                                                                   159,097
                                                                  --------
          Investment Management--1.5%
  1,600   Legg Mason, Inc........................................   78,944
  2,500   Waddell & Reed Financial, Inc..........................   57,300
                                                                  --------
                                                                   136,244
                                                                  --------
          Manufacturing--2.8%
    900   Maverick Tube Corp.*...................................   13,500
  3,000   Mettler-Toledo International, Inc.*....................  110,610
  4,600   Waters Corp.*..........................................  122,820
                                                                  --------
                                                                   246,930
                                                                  --------
          Media--4.0%
  5,700   Entravision Communications Corp.*......................   69,825
  4,100   Hispanic Broadcasting Corp.*...........................  107,010
  2,600   Martha Stewart Living, Inc.*...........................   29,822
 10,200   Radio One, Inc., Class D*..............................  151,674
                                                                  --------
                                                                   358,331
                                                                  --------
          Oil and Gas--2.6%
 13,200   Grey Wolf, Inc.*.......................................   53,988
  2,000   Newfield Exploration Co.*..............................   74,340

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         June 30, 2002 (Unaudited)

Number of
 Shares                                                            Value
---------                                                         --------
          Common Stocks (Continued)
  2,500   Stolt Offshore SA ADR*................................. $ 15,500
  2,300   Stone Energy Corp.*....................................   92,575
                                                                  --------
                                                                   236,403
                                                                  --------
          Oil Field Services and Equipment--4.5%
  4,000   Cal Dive International, Inc.*..........................   88,000
  1,500   Core Laboratories NV*..................................   18,030
  1,800   National-Oilwell, Inc.*................................   37,890
  1,700   Patterson-UTI Energy, Inc.*............................   47,991
  3,900   Precision Drilling Corp.*..............................  135,486
  4,300   Superior Energy Services, Inc.*........................   43,645
  1,700   Varco International, Inc.*.............................   29,818
                                                                  --------
                                                                   400,860
                                                                  --------
          Pharmaceuticals--4.9%
  5,600   Alkermes, Inc.*........................................   89,656
  1,700   AmerisourceBergen Corp.................................  129,200
  4,800   Celgene Corp.*.........................................   73,440
  1,700   Cephalon, Inc.*........................................   76,840
  2,700   Enzon, Inc.*...........................................   66,447
                                                                  --------
                                                                   435,583
                                                                  --------
          Printing and Publishing--0.9%
  1,400   Lee Enterprises, Inc...................................   49,000
    500   The McClatchy Co.......................................   32,125
                                                                  --------
                                                                    81,125
                                                                  --------
          Records Storage--1.3%
  3,750   Iron Mountain, Inc.*...................................  115,687
                                                                  --------
          Retail--Apparel and Shoes--5.5%
  5,600   American Eagle Outfitters, Inc.*.......................  118,384
  1,700   Coach, Inc.*...........................................   93,330

Number of
 Shares                                                             Value
---------                                                         ----------
          Common Stocks (Continued)
  7,100   Foot Locker, Inc....................................... $  102,595
  5,800   Too, Inc.*.............................................    178,640
                                                                  ----------
                                                                     492,949
                                                                  ----------
          Retail--Discount Stores--1.1%
  2,600   BJ's Wholesale Club, Inc.*.............................    100,100
                                                                  ----------
          Retail--Restaurants--0.3%
    800   Panera Bread Co........................................     27,576
                                                                  ----------
          Retail--Specialty Stores--6.9%
    600   A.C. Moore Arts & Crafts, Inc.*........................     28,410
  4,300   Barnes & Noble, Inc.*..................................    113,649
  2,250   Columbia Sportswear Co.*...............................     71,998
  3,400   Electronics Boutique Holdings Corp.*...................     99,620
  3,950   Ethan Allen Interiors, Inc.............................    137,657
  1,600   Peet's Coffee & Tea, Inc.*.............................     29,456
  4,600   Williams-Sonoma, Inc.*.................................    141,036
                                                                  ----------
                                                                     621,826
                                                                  ----------
          Transportation--3.9%
  2,000   Arkansas Best Corp.*...................................     50,960
  1,400   Roadway Corp...........................................     50,302
  2,300   Swift Transportation Co., Inc.*........................     53,590
  1,600   USFreightways Corp.....................................     60,592
  2,766   Werner Enterprises, Inc................................     58,943
  2,400   Yellow Corp.*..........................................     77,760
                                                                  ----------
                                                                     352,147
                                                                  ----------
          Total Common Stocks
          (Cost $9,304,784)......................................  8,803,690
                                                                  ----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         June 30, 2002 (Unaudited)

Number of
 Shares                                                              Value
---------                                                         ----------
          Warrants--0.0%
          Bank Holding Companies--0.0%
   3,600  Dime Bancorp, Inc. (a)*
            (Cost $1,029)........................................ $      360
                                                                  ----------
          Rights--0.0%
          Financial Services--0.0%
     500  Bank United Corp.*
            (Cost $0)............................................         45
                                                                  ----------
          Money Market Fund--2.0%
 183,091  ACM Institutional Reserves (Prime Portfolio), 1.74%
          (b) (Cost $183,091)....................................    183,091
                                                                  ----------
          Total Investments
          (Cost $9,488,904) (c)-- 100.2%.........................  8,987,186
          Liabilities in excess of other assets--(0.2%)..........    (24,885)
                                                                  ----------
          Net Assets--100.0%..................................... $8,962,301
                                                                  ----------

ADR American Depositary Receipt.
*   Non-income producing security.
(a) Warrant has neither a strike price nor expiration date. This warrant represents a potential distribution for a legal claim settlement.
(b) Represents annualized 7 day yield at June 30, 2002.
(c) The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2002, net unrealized depreciation was $501,718 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $1,016,446 and aggregate gross unrealized depreciation of $1,518,164.

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         Statement of Assets and Liabilities

         June 30, 2002 (Unaudited)

Assets:
 Investments at market value,
   (Cost $9,488,904)......................................... $  8,987,186
 Receivables:
   Investments sold..........................................       60,836
   Due from Advisor..........................................        6,880
   Dividends.................................................        1,119
   Interest..................................................          433
 Other assets................................................       10,454
                                                              ------------
   Total Assets..............................................    9,066,908
                                                              ------------
Liabilities:
 Payables:
   Investments purchased.....................................       55,992
   Services provided by The Bank of New York and
    Administrator............................................       16,804
   Accrued expenses and other liabilities....................       31,811
                                                              ------------
    Total Liabilities........................................      104,607
                                                              ------------
Net Assets:.................................................. $  8,962,301
                                                              ------------
Sources of Net Assets:
 Capital stock @ par......................................... $      1,016
 Capital surplus.............................................   10,739,054
 Undistributed net investment loss...........................      (23,688)
 Accumulated net realized loss on investments................   (1,252,363)
 Net unrealized depreciation on investments..................     (501,718)
                                                              ------------
Net Assets................................................... $  8,962,301
                                                              ------------
Institutional Shares:
 Net assets.................................................. $  8,962,301
                                                              ------------
 Shares outstanding..........................................    1,016,496
                                                              ------------
 Net asset value, offering price and repurchase price per
   share..................................................... $       8.82
                                                              ------------
Institutional Shares authorized @ $.001 par value............  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2002 (Unaudited)

Investment Income:
 Dividends (net of foreign withholding taxes of $23)........ $  16,233
 Interest...................................................     5,541
                                                             ---------
   Total Income.............................................    21,774
                                                             ---------
Expenses:
 Advisory...................................................    35,519
 Accounting services........................................    29,815
 Audit......................................................    12,002
 Administration.............................................     9,472
 Registration and filings...................................     8,700
 Transfer agent.............................................     8,177
 Directors..................................................     7,268
 Reports to shareholders....................................     7,237
 Custodian..................................................     5,242
 Cash management............................................        98
 Insurance..................................................        69
 Other......................................................       520
                                                             ---------
   Total Expenses...........................................   124,119
 Fees waived by The Bank of New York (Note 3)...............   (78,657)
                                                             ---------
   Net Expenses.............................................    45,462
                                                             ---------
   Net Investment Loss......................................   (23,688)
                                                             ---------
Realized and Unrealized Loss on Investments:
 Net realized loss on investments...........................  (168,531)
 Decrease in unrealized appreciation on investments.........  (747,713)
                                                             ---------
 Net realized and unrealized loss on investments............  (916,244)
                                                             ---------
 Net decrease in net assets resulting from operations....... $(939,932)
                                                             ---------

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         Statements of Changes in Net Assets

                                                                            Six months ended
                                                                             June 30, 2002      Year ended
                                                                              (unaudited)    December 31, 2001
                                                                            ---------------- -----------------
Operations:
  Net investment loss......................................................   $   (23,688)      $   (17,608)
  Net realized loss on investments.........................................      (168,531)       (1,080,171)
  Increase (decrease) in unrealized appreciation on investments during the
   period..................................................................      (747,713)          159,955
                                                                              -----------       -----------
   Net decrease in net assets resulting from operations....................      (939,932)         (937,824)
                                                                              -----------       -----------
Capital Stock Transactions:
  Proceeds from capital stock sold.........................................     4,799,856         4,525,095
  Value of capital stock repurchased.......................................    (3,720,270)       (1,159,093)
                                                                              -----------       -----------
   Net increase in net assets resulting from capital stock transactions....     1,079,586         3,366,002
                                                                              -----------       -----------
     Increase in Net Assets................................................       139,654         2,428,178
Net Assets:
  Beginning of year........................................................     8,822,647         6,394,469
                                                                              -----------       -----------
  End of period (includes undistributed net investment loss of $23,688 at
   June 30, 2002)..........................................................   $ 8,962,301       $ 8,822,647
                                                                              -----------       -----------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares........................................       515,930           440,845
  Shares repurchased: Institutional Shares.................................      (402,070)         (127,719)
                                                                              -----------       -----------
   Net increase............................................................       113,860           313,126
  Shares outstanding, beginning of year....................................       902,636           589,510
                                                                              -----------       -----------
  Shares outstanding, end of period........................................     1,016,496           902,636
                                                                              -----------       -----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         Financial Highlights

                                                                                For the period
                                            Six months ended                   January 3, 2000*
                                             June 30, 2002      Year ended          through
                                              (unaudited)    December 31, 2001 December 31, 2000
                                            ---------------- ----------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period.....      $ 9.77           $10.85            $10.00
                                                 ------           ------            ------
Gain (loss) from investment operations
Net investment loss........................       (0.02)           (0.02)            (0.01)
Net realized and unrealized gain (loss) on
  investments..............................       (0.93)           (1.06)             0.96
                                                 ------           ------            ------
 Total from investment operations..........       (0.95)           (1.08)             0.95
                                                 ------           ------            ------
Distributions
Distributions from capital gains...........          --               --             (0.10)
                                                 ------           ------            ------
Net asset value at end of period...........      $ 8.82           $ 9.77            $10.85
                                                 ------           ------            ------
TOTAL RETURN:..............................       (9.72)%**        (9.95)%            9.53%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)      $8,962           $8,823            $6,394
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................        0.96%***         0.96%             0.96%***
 Expenses, prior to waiver from The Bank
   of New York.............................        2.62%***         3.24%             3.03%***
 Net investment loss, net of waiver from
   The Bank of New York....................       (0.50)%***       (0.22)%           (0.11)%***
Portfolio turnover rate....................          17%              47%               35%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Schedule of Investments

         June 30, 2002 (Unaudited)

Number of
 Shares                                                                US$ Value
---------                                                              ---------
          Common Stocks--99.2%
          Australia--2.9%
  3,500   AMP Ltd..................................................... $ 30,648
  5,000   Aristocrat Leisure Ltd......................................   15,184
  7,227   BHP Billiton Ltd............................................   41,784
  3,137   Brambles Industries Ltd.....................................   16,623
  2,700   Lend Lease Corp. Ltd........................................   15,974
  1,000   Macquarie Bank Ltd..........................................   16,419
  5,000   Mayne Group Ltd.............................................   11,619
  7,008   The News Corp. Ltd..........................................   38,079
  6,000   Woolworths Ltd..............................................   44,289
                                                                       --------
                                                                        230,619
                                                                       --------
          Belgium--1.3%
  3,500   Dexia.......................................................   54,162
  1,055   Fortis......................................................   22,588
    750   UCB SA......................................................   27,516
                                                                       --------
                                                                        104,266
                                                                       --------
          Denmark--0.3%
    950   Vestas Wind Systems A/S.....................................   25,765
                                                                       --------
          Finland--2.0%
  8,300   Nokia Corp..................................................  121,475
  6,500   Nordea AB FDR...............................................   35,305
                                                                       --------
                                                                        156,780
                                                                       --------
          France--12.5%
    600   Altran Technologies SA......................................   17,480
  1,000   Aventis SA..................................................   70,857
  1,800   Axa.........................................................   32,921
  1,700   BNP Paribas SA..............................................   94,015
  1,600   Bouygues SA.................................................   44,701
    612   Carrefour SA................................................   33,120
  1,400   Castorama Dubois Investissement SA..........................   89,868

Number of
 Shares                                                                US$ Value
---------                                                              ---------
          Common Stocks (Continued)
    750   Essilor International SA CIE Generale D'Optique............. $ 30,493
    300   Establissements Economiques du Casino Guichard-Perrachon SA.   25,405
    600   Lafarge SA..................................................   59,846
  2,000   LVMH (Louis Vuitton Moet Hennessy)..........................  100,731
  1,300   PSA Peugeot Citroen.........................................   67,465
  1,300   Sodexho Alliance SA.........................................   49,299
  1,500   Suez SA.....................................................   39,996
  2,450   Thomson Multimedia*.........................................   57,947
    730   TotalFinaElf SA.............................................  118,519
    600   Vinci SA....................................................   40,678
  1,200   Vivendi Universal SA........................................   25,929
                                                                       --------
                                                                        999,270
                                                                       --------
          Germany--7.7%
    220   Allianz AG..................................................   44,061
  2,100   BASF AG.....................................................   97,368
  1,200   Bayer AG....................................................   38,041
  1,400   Bayerische Motoren Werke (BMW) AG...........................   57,723
    800   DaimlerChrysler AG..........................................   38,712
  2,500   Deutsche Telekom AG.........................................   23,504
  1,700   E.On AG.....................................................   99,052
    500   Henkel KGaA.................................................   34,367
    150   Muenchener Rueckversicherungs-Gesellschaft AG...............   35,478
    300   SAP AG......................................................   29,404
  2,000   Siemens AG..................................................  119,988
                                                                       --------
                                                                        617,698
                                                                       --------

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         June 30, 2002 (Unaudited)

Number of
 Shares                                                                US$ Value
---------                                                              ---------
          Common Stocks (Continued)
          Hong Kong--1.7%
  2,000   Cheung Kong (Holdings) Ltd.................................. $ 16,667
  8,000   China Mobile (Hong Kong) Ltd.*..............................   23,692
 16,000   Esprit Holdings Ltd.........................................   30,667
  3,500   Hang Seng Bank Ltd..........................................   37,468
  4,000   Sun Hung Kai Properties Ltd.................................   30,385
                                                                       --------
                                                                        138,879
                                                                       --------
          Ireland--1.1%
  5,117   CRH PLC.....................................................   84,491
                                                                       --------
          Italy--4.4%
  2,000   Assicurazioni Generali SpA..................................   47,403
  8,500   Eni SpA.....................................................  135,147
  1,000   Riunione Adriatica di Sicurta SpA (RAS).....................   13,421
    157   Seat-Pagine Gialle SpA*.....................................      115
  9,400   Telecom Italia Mobile SpA...................................   38,525
  7,185   Telecom Italia SpA..........................................   56,268
 14,000   UniCredito Italiano SpA.....................................   63,322
                                                                       --------
                                                                        354,201
                                                                       --------
          Japan--26.1%
  3,000   Aeon Co. Ltd................................................   80,093
  5,000   Asahi Glass Co. Ltd.........................................   31,996
  2,000   Canon, Inc..................................................   75,588
      7   East Japan Railway Co.......................................   32,763
    900   Fanuc Ltd...................................................   45,203
    200   Fast Retailing Co. Ltd......................................    4,338
  1,000   Fuji Photo Film Co. Ltd.....................................   32,288
  3,000   Fujitsu Ltd.................................................   20,924
  3,000   Hitachi Ltd.................................................   19,398
    400   Hoya Corp...................................................   29,101
  4,000   Isetan Co. Ltd..............................................   40,380

Number of
 Shares                                                                US$ Value
---------                                                              ---------
          Common Stocks (Continued)
  1,000   Ito-Yokado Co. Ltd.......................................... $ 50,058
  3,000   Kao Corp....................................................   69,081
 35,000   Kawasaki Steel Corp.*.......................................   45,553
  2,000   Kirin Beverage Corp.........................................   32,955
 11,000   Komatsu Ltd.................................................   39,371
    300   Kyocera Corp................................................   21,901
    100   Mabuchi Motor Co. Ltd.......................................    9,853
      6   Millea Holdings, Inc.*......................................   49,257
  6,000   Mitsubishi Corp.............................................   43,401
  4,000   Mitsubishi Heavy Industries Ltd.............................   12,114
      2   Mizuho Holdings, Inc........................................    4,439
  3,000   NEC Corp....................................................   20,874
    400   Nintendo Co. Ltd............................................   58,902
  3,000   Nippon Mitsubishi Oil Corp..................................   15,518
 16,000   Nissan Motor Co. Ltd........................................  110,796
  1,000   Nitto Denko Corp............................................   32,788
  6,000   Nomura Holdings, Inc........................................   88,103
      1   NTT Data Corp...............................................    4,005
     65   NTT DoCoMo, Inc.............................................  159,978
  1,000   Orix Corp...................................................   80,677
  2,000   Pioneer Corp................................................   35,792
  2,000   Ricoh Co. Ltd...............................................   34,624
  2,000   Sanyo Electric Co. Ltd......................................    8,727
  1,000   Secom Co. Ltd...............................................   49,057
    500   Seven-Eleven Japan Co. Ltd..................................   19,690
  2,000   Sharp Corp..................................................   25,396
  2,000   Shin-Etsu Chemical Co. Ltd..................................   85,934
  1,000   Sony Corp...................................................   52,812
 10,000   Sumitomo Chemical Co. Ltd...................................   45,470
  3,000   Sumitomo Electric Industries Ltd............................   20,799
  5,000   Sumitomo Mitsui Banking Corp................................   24,403

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         June 30, 2002 (Unaudited)

Number of
 Shares                                                                US$ Value
---------                                                              ----------
          Common Stocks (Continued)
  1,000   Takeda Chemical Industries Ltd.............................. $   43,885
  5,000   The Sumitomo Trust & Banking Co. Ltd........................     24,028
  2,000   The Tokyo Electric Power Co., Inc...........................     41,131
  1,000   Tokyo Broadcasting System, Inc..............................     22,401
  3,000   Toshiba Corp................................................     12,214
  2,000   Tostem Inax Holding Corp....................................     34,123
  3,000   Toyota Motor Corp...........................................     79,593
  1,000   Yamanouchi Pharmaceutical Co. Ltd...........................     25,947
  2,000   Yamato Transport Co. Ltd....................................     36,459
                                                                       ----------
                                                                        2,084,181
                                                                       ----------
          Netherlands--4.5%
      3   Koninklijke (Royal) KPN NV..................................         14
  3,500   Philips Electronics NV......................................     97,714
  4,000   Royal Dutch Petroleum Co....................................    222,793
  1,314   Verenigde Nederlandse Uitgeversbedrijven NV.................     36,516
                                                                       ----------
                                                                          357,037
                                                                       ----------
          Singapore--0.9%
  8,000   City Developments Ltd.......................................     25,809
  2,000   DBS Group Holdings Ltd......................................     14,037
  4,000   Singapore Airlines Ltd......................................     29,205
  6,000   Singapore Telecommunications Ltd............................      4,653
                                                                       ----------
                                                                           73,704
                                                                       ----------

Number of
 Shares                                                                US$ Value
---------                                                              ---------
          Common Stocks (Continued)
          Spain--1.7%
  2,500   Endesa SA................................................... $ 36,317
  2,000   Industria de Diseno Textil SA (Inditex)*....................   42,228
  7,000   Telefonica SA*..............................................   58,760
                                                                       --------
                                                                        137,305
                                                                       --------
          Sweden--0.9%
  3,500   Securitas AB, B Shares......................................   71,976
                                                                       --------
          Switzerland--6.1%
    550   Nestle SA...................................................  128,234
  4,250   Novartis AG.................................................  186,899
    800   Roche Holding AG-Genusshein.................................   60,472
    200   Swisscom AG.................................................   58,187
    900   Syngenta AG.................................................   54,092
                                                                       --------
                                                                        487,884
                                                                       --------
          United Kingdom--25.1%
  1,800   AstraZeneca PLC.............................................   74,513
  2,500   BAA PLC.....................................................   22,786
  6,066   BAE SYSTEMS PLC.............................................   30,973
 14,000   Barclays PLC................................................  117,787
 25,000   BP PLC......................................................  209,953
  3,000   Cadbury Schweppes PLC.......................................   22,474
 12,000   Centrica PLC................................................   37,128
  1,500   Compass Group PLC...........................................    9,099
 10,000   Diageo PLC..................................................  129,858
  8,000   GlaxoSmithKline PLC.........................................  172,900
  4,000   GUS PLC.....................................................   36,671
 12,000   Hays PLC....................................................   28,212
  7,000   HBOS PLC....................................................   75,751
 12,500   HSBC Holdings PLC...........................................  143,747
 29,000   Legal & General Group PLC...................................   57,792

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         June 30, 2002 (Unaudited)

Number of
 Shares                                                                US$ Value
---------                                                              ----------
          Common Stocks (Continued)
 10,000   Lloyds TSB Group PLC........................................ $   99,528
  2,500   Man Group PLC...............................................     39,247
  3,200   Pearson PLC.................................................     31,824
  2,500   Prudential PLC..............................................     22,843
  3,000   Reckitt Benckiser PLC.......................................     53,818
  4,500   Reed Elsevier PLC...........................................     42,730
  4,600   Rio Tinto PLC...............................................     84,204
  5,534   Royal Bank of Scotland Group PLC............................    156,885
 14,000   Shell Transport & Trading Co. PLC...........................    105,731
  2,500   Telewest Communications PLC*................................        117
 11,000   Tesco PLC...................................................     39,986
  5,000   The Sage Group PLC..........................................     12,917
  5,000   Unilever PLC................................................     45,763
 55,000   Vodafone Group PLC..........................................     75,446
  3,500   WPP Group PLC...............................................     29,553
                                                                       ----------
                                                                        2,010,236
                                                                       ----------
          Total Common Stocks (Cost $8,965,464).......................  7,934,292
                                                                       ----------
          Total Investments (Cost $8,965,464)(a)--99.2%...............  7,934,292
          Other assets less liabilities--0.8%.........................     62,780
                                                                       ----------
          Net Assets--100%............................................ $7,997,072
                                                                       ----------

FDR Finnish Depositary Receipt.
*   Non-income producing security.
(a) The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2002 net unrealized depreciation was $1,031,172 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $431,052 and aggregate gross unrealized depreciation of $1,462,224.

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Industry Diversification

         June 30, 2002 (Unaudited)

                                                                  % of
                                                                 Total
                                                    US$ Value  Net Assets
                                                    ---------  ----------
      Advertising and Marketing Services........... $   29,553     0.4%
      Aerospace and Defense........................     30,973     0.4
      Airlines.....................................     29,205     0.4
      Airport Development and Maintenance..........     22,786     0.3
      Aluminum, Steel and Other Metals.............     45,553     0.6
      Automotive...................................    354,289     4.4
      Banking and Finance..........................    852,060    10.6
      Beverages, Food and Tobacco..................    322,620     4.0
      Building and Building Products...............    223,161     2.8
      Business Equipment and Services..............    126,568     1.6
      Chemicals....................................    431,945     5.4
      Commercial Services..........................     11,619     0.1
      Communications, Media and Entertainment......    145,428     1.8
      Computers--Software and Peripherals..........     46,326     0.6
      Consumer Goods and Services..................    108,544     1.4
      Diversified Operations.......................    189,330     2.4
      Electronic Equipment and Components..........    588,867     7.4
      Engineering..................................     17,480     0.2
      Export Trading...............................     43,401     0.5
      Financial Services...........................    370,499     4.6
      Hotels and Gaming............................     15,184     0.2
      Household and Personal Care Products.........    122,899     1.5
      Insurance....................................    303,176     3.8
      Machinery and Engineering....................     40,678     0.5
      Manufacturing................................    164,098     2.1
      Mining.......................................    165,359     2.1
      Oil and Gas..................................    844,789    10.5
      Pharmaceuticals..............................    619,104     7.7
      Publishing...................................    111,185     1.4
      Real Estate Development......................     88,835     1.1
      Retail--Apparel and Shoes....................    113,904     1.4
      Retail--Department Stores....................     40,380     0.5
      Retail--Food Stores..........................    292,641     3.7
      Retail--Specialty Stores.....................     89,868     1.1
      Telecommunications...........................    620,502     7.8
      Transportation...............................     69,222     0.9
      Utilities--Gas and Electric..................    242,261     3.0
                                                    ----------   -----
      Total Value of Investments...................  7,934,292    99.2
      Other assets less liabilities................     62,780     0.8
                                                    ----------   -----
      Net Assets................................... $7,997,072   100.0%
                                                    ----------   -----

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Statement of Assets and Liabilities
         June 30, 2002 (Unaudited)

Assets:
 Investments at market value,
   (Cost $8,965,464)......................................... $  7,934,292
 Foreign currency, at value
   (Cost $22,028)............................................       22,666
 Cash........................................................       75,479
 Receivables:
   Dividends.................................................       18,909
   Due from Advisor..........................................       17,465
 Other assets................................................       11,403
                                                              ------------
   Total Assets..............................................    8,080,214
                                                              ------------
Liabilities:
 Payables:
   Investments purchased.....................................       33,625
   Services provided by The Bank of New York and
    Administrator............................................       16,444
 Accrued expenses and other liabilities......................       33,073
                                                              ------------
   Total Liabilities.........................................       83,142
                                                              ------------
Net Assets:.................................................. $  7,997,072
                                                              ------------
Sources of Net Assets:
 Capital stock @ par......................................... $      1,324
 Capital surplus.............................................   10,781,048
 Undistributed net investment income.........................       45,155
 Accumulated net realized loss on investments and foreign
   currency transactions.....................................   (1,800,996)
 Net unrealized depreciation on investments and foreign
   currency denominated assets and liabilities...............   (1,029,459)
                                                              ------------
Net Assets................................................... $  7,997,072
                                                              ------------
Institutional Shares:
 Net assets.................................................. $  7,997,072
                                                              ------------
 Shares outstanding..........................................    1,323,569
                                                              ------------
 Net asset value, offering price and repurchase price per
   share..................................................... $       6.04
                                                              ------------
Institutional Shares authorized @ $.001 par value............  200,000,000

          Statement of Operations

          For the six months ended June 30, 2002 (Unaudited)

Investment Income:
 Dividends (net of foreign withholding taxes of $11,157).... $  93,076
                                                             ---------
Expenses:
 Accounting services........................................    34,946
 Advisory...................................................    32,872
 Custodian..................................................    19,292
 Audit......................................................    11,991
 Registration and filings...................................     8,239
 Transfer agent.............................................     7,773
 Administration.............................................     7,734
 Directors..................................................     7,254
 Reports to shareholders....................................     5,893
 Other......................................................     5,757
                                                             ---------
   Total Expenses...........................................   141,751
 Fees waived by The Bank of New York (Note 3)...............   (94,571)
                                                             ---------
   Net Expenses.............................................    47,180
                                                             ---------
   Net Investment Income....................................    45,896
                                                             ---------
Realized and Unrealized Gain (Loss) on Investments:
 Net realized loss on:
   Investments..............................................  (592,885)
   Foreign currency transactions............................    (2,411)
                                                             ---------
 Net realized loss on investments and foreign currency
   transactions.............................................  (595,296)
                                                             ---------
 Decrease in unrealized depreciation on: Investments........   382,012
 Foreign currency denominated assets and liabilities........     1,609
                                                             ---------
 Net unrealized gain on investments and foreign currency
   denominated assets and liabilities during the period.....   383,621
                                                             ---------
 Net realized and unrealized loss on investments and
   foreign currency transactions during the period..........  (211,675)
                                                             ---------
 Net decrease in net assets resulting from operations....... $(165,779)
                                                             ---------

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Statements of Changes in Net Assets

                                                                             Six months ended
                                                                              June 30, 2002      Year ended
                                                                               (Unaudited)    December 31, 2001
                                                                             ---------------- -----------------
Operations:
  Net investment income.....................................................    $   45,896       $    19,459
  Net realized loss on investments and foreign currency transactions........      (595,296)       (1,082,248)
  Increase (decrease) in unrealized depreciation on investments and foreign
   currency denominated assets and liabilities during the period............       383,621          (890,062)
                                                                                ----------       -----------
   Net decrease in net assets resulting from operations.....................      (165,779)       (1,952,851)
                                                                                ----------       -----------
Dividends to Shareholders:
  Dividends from net investment income......................................            --           (27,319)
                                                                                ----------       -----------
Capital Stock Transactions:
  Proceeds from capital stock sold..........................................     1,329,697         4,412,694
  Proceeds from shares issued on reinvestment of dividends..................            --             1,860
  Value of capital stock repurchased........................................      (352,935)         (511,380)
                                                                                ----------       -----------
   Net increase in net assets resulting from capital stock transactions.....       976,762         3,903,174
                                                                                ----------       -----------
     Increase in Net Assets.................................................       810,983         1,923,004
Net Assets:
  Beginning of year.........................................................     7,186,089         5,263,085
                                                                                ----------       -----------
  End of period (includes undistributed net investment income of $45,155 at
   June 30, 2002 and undistributed net investment loss of $741 at
   December 31, 2001).......................................................    $7,997,072       $ 7,186,089
                                                                                ----------       -----------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares.........................................       225,678           597,268
  Shares issued on reinvestment of dividends: Institutional Shares..........            --               306
  Shares repurchased: Institutional Shares..................................       (58,021)          (81,882)
                                                                                ----------       -----------
   Net increase.............................................................       167,657           515,692
  Shares outstanding, beginning of year.....................................     1,155,912           640,220
                                                                                ----------       -----------
  Shares outstanding, end of period.........................................     1,323,569         1,155,912
                                                                                ----------       -----------

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Financial Highlights


                                                                                For the period
                                            Six months ended                   January 3, 2000*
                                             June 30, 2002      Year ended          through
                                              (unaudited)    December 31, 2001 December 31, 2000
                                            ---------------- ----------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period.....      $ 6.22           $  8.22           $ 10.00
                                                 ------           -------           -------
Gain (loss) from investment operations
Net investment income......................        0.04              0.02                --
Net realized and unrealized loss on
  investments and foreign currency
  transactions.............................       (0.22)            (2.00)            (1.78)
                                                 ------           -------           -------
 Total from investment operations..........       (0.18)            (1.98)            (1.78)
                                                 ------           -------           -------
Dividends
Dividends from net investment income.......          --             (0.02)               --
                                                 ------           -------           -------
Net asset value at end of period...........      $ 6.04           $  6.22           $  8.22
                                                 ------           -------           -------
TOTAL RETURN:..............................       (2.89)%**        (24.04)%          (17.80)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)      $7,997           $ 7,186           $ 5,263
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................        1.22%***          1.22%             1.22%***
 Expenses, prior to waiver from The Bank
   of New York.............................        3.67%***          4.38%             4.55%***
 Net investment income, net of waiver from
   The Bank of New York....................        1.19%***          0.29%             0.03%***
Portfolio turnover rate....................          17%               48%               10%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         Notes to Financial Statements (Unaudited)

1. Organization

  BNY Hamilton Funds, Inc. (the ''Company'') was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of eighteen separate series. The series presented in these financial statements are the BNY Hamilton Equity CRT Funds (the ''Funds''), which consists of three series: BNY Hamilton Large Cap Growth CRT Fund (''Large Cap Growth CRT Fund''), BNY Hamilton Small Cap Growth CRT Fund (''Small Cap Growth CRT Fund''), and BNY Hamilton International Equity CRT Fund (''International Equity CRT Fund'').

2. Significant Accounting Policies

(A) Security Valuations

  Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price at the close of the primary exchange. Unlisted securities traded only on the over-the-counter market are valued at the average of the quoted bid and the asked prices on the over-the-counter market.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, take into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Currency Translation

  Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of the respective exchange rate on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a foreign currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

  Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be for tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) Written Options and Purchased Options

  All Funds may enter into an option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short term capital gain. Likewise, premiums paid for purchased put options that expire unexercised will be treated as short term capital losses. In addition, short term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid. No options were outstanding at June 30, 2002.

(E) Federal Income Taxes

  Each Fund is treated as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of the taxable income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(F) Dividends and Distributions to Shareholders

  Each Fund pays dividends and capital gains distributions, if any, at least annually.

(G) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income is accrued daily. Discounts on securities purchased for all Funds are accreted, and premiums on securities purchased are amortized.

(H) Financial Statements Preparation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

3. Advisory, Administration And Other Transactions With Affiliates

  The Bank of New York acts as the Funds' investment advisor (the ''Advisor''). The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                                           % of Average
                                         Daily Net Assets
                                         ----------------
Large Cap Growth CRT Fund...............       .60%
Small Cap Growth CRT Fund...............       .75%
International Equity CRT Fund...........      .425%

  The International Equity CRT Fund is also sub-advised by Credit Agricole Asset Management (formerly known as Indocam International Investment Services) (the ''Sub-Adviser''). The Fund accrues daily an additional fee to the Sub-Adviser, payable monthly at the rate of .425% of average daily net assets of the International Equity CRT Fund.

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the ''Administrator'') and will assist in supervising the operations of the Funds.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator had delegated certain administrative functions to The Bank of New York. The Bank of New York is not an affiliated person of BNY Hamilton Distributors, Inc.

  The Administrator's fee is accrued daily and is payable monthly computed utilizing the following annual rates:

                                           % of Average
                                         Daily Net Assets
                                         ----------------
Large Cap Growth CRT Fund...............       .20%
Small Cap Growth CRT Fund...............       .20%
International Equity CRT Fund...........       .20%

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian (''Custodian''). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the six months ended June 30, 2002 is shown on its respective Statement of Operations under the caption ''Earnings Credit Adjustment.'' For the six months ended June 30, 2002, none of the Funds earned any such monies.

  Since inception, The Bank of New York voluntarily agreed to assume/waive expenses for the Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

Large Cap Growth CRT Fund...............  .80%
Small Cap Growth CRT Fund...............  .96%
International Equity CRT Fund........... 1.22%

  Management reserves the right to implement or discontinue expense limitations at any time.

4. Portfolio Securities

  For the six months ended June 30, 2002, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                                           Large Cap Growth
                                               CRT Fund
                                         ---------------------
                                         Purchases    Sales
                                         ---------  ----------
US Gov't Securities..................... $       -- $       --
All Others..............................  4,838,248  2,196,521

                                           Small Cap Growth
                                               CRT Fund
                                         ---------------------
                                         Purchases    Sales
                                         ---------  ----------
US Gov't Securities..................... $       -- $       --
All Others..............................  2,856,419  1,533,094


                                         International Equity
                                               CRT Fund
                                         ---------------------
                                         Purchases    Sales
                                         ---------  ----------
US Gov't Securities..................... $       -- $       --
All Others..............................  2,503,654  1,281,357

5. Geographic Concentration

  The International Equity CRT Fund has a relatively large concentration of portfolio securities invested in companies domiciled in Japan and the United Kingdom. The International Equity CRT Fund may be more susceptible to political, social and economic events adversely affecting companies in these two countries than funds not so concentrated.

6. Federal Income Taxes

  For federal income tax purposes, the Fund indicated below has capital loss carryforwards as of December 31, 2001 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                         Capital Loss
                                         Carryforward Expiration
                                         ------------ ----------
Large Cap Growth CRT Fund...............  $1,559,162     2009
Small Cap Growth CRT Fund...............   1,083,832     2009
International Equity CRT Fund...........     112,955     2008
                                             864,752     2009

  Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the fund's next taxable year. The Funds indicated incurred and will elect to defer net capital losses noted during 2001. The Large Cap Growth CRT Fund will defer post-October losses in the amount of $1,210,126. The International Equity CRT Fund will defer post-October capital and currency losses in the amounts of $151,210 and $741, respectively.

Distribution to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2001 were as follows:

                                      Distributions Paid From:
                                      ------------------------
                                              Net
                                             Long       Total
                                             Term      Taxable
                                   Ordinary Capital Distributions
                                    Income   Gains      Paid
                                   -------- ------- -------------
              Large Cap Growth
               CRT Fund........... $90,372    --       $90,372
              Small Cap Growth
               CRT Fund...........      --    --            --
              International Equity
               CRT Fund...........  27,319*   --        27,319

 *  Amount is net of Foreign Taxes Credit of $11,648.

  The tax character of distributions paid during the fiscal year ended December 31, 2000 were as follows:

                                      Distributions Paid From:
                                      ------------------------
                                              Net
                                             Long       Total
                                             Term      Taxable
                                   Ordinary Capital Distributions
                                    Income   Gains      Paid
                                   -------- ------- -------------
              Large Cap Growth
               CRT Fund........... $73,141    272      $73,413
              Small Cap Growth
               CRT Fund...........  55,812     --       55,812
              International Equity
               CRT Fund...........      --     --           --

  As of December 31, 2001 the components of accumulated deficit on a tax basis were as follows:

                                     Undistributed
                                    ordinary income/ Accumulated    Unrealized        Total
                                      accumulated    capital and  appreciation/    accumulated
                                        earnings     other losses (depreciation)     deficit
                                    ---------------- ------------ --------------   -----------
Large Cap Growth CRT Fund..........      $1,651       (2,769,288)   (2,678,310)/1/ $(5,445,947)
Small Cap Growth CRT Fund..........          --       (1,083,832)      245,995        (837,837)
International Equity CRT Fund......          --       (1,129,658)   (1,489,863)/2/  (2,619,521)

/1/ The differences between book-basis and tax-basis unrealized (depreciation) is attributable to the tax deferral of losses on wash sales and return of capital adjustments from real estate investment trusts.

/2/ The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.

7. Reclassification Of Capital Accounts

  At December 31, 2001, reclassifications were made to the capital accounts of all Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains, and net assets were not affected by these changes.

Directors and Officers

  The directors and executive officers of BNY Hamilton Funds and their principal occupations during the past five years are:

                                              Principal Occupations
 Director          Position                   During Past Five Years
 --------          --------                   ----------------------
 Edward L. Gardner Director and    Chairman of the Board, President and Chief
 Age 66            Chairman of the Executive Officer, Industrial Solvents
                   Board           Corporation, 1981 to Present; Chairman of
                                   the Board, Blue Grass Chemical Specialties
                                   Inc., 1982 to Present; Chairman of the
                                   Board, Big Brothers/Big Sisters of New
                                   York City, 1992 to Present; National Vice-
                                   Chairman, Big Brothers/Big Sisters of
                                   America, 1993 to Present; President, Big
                                   Brothers/Big Sisters of America Foundation,
                                   1994 to Present; Vice President of the
                                   Board, The Sherry Netherland Hotel, 1991
                                   to Present; Member, Points of Light
                                   Foundation, 1995 to Present; Member, The
                                   National Assembly, 1992 to Present; Mem-
                                   ber, Alvin Ailey Dance Theatre Foundation,
                                   Inc., 1989 to Present; Member, The
                                   Institute for Art and Urban Resources, Inc.
                                   1985 to 1994; Member, Mercy College,
                                   1989 to Present; Member, Westchester/
                                   Putnam Regional Board of Directors, The
                                   Bank of New York, 1982 to Present;
                                   Member, Westchester County Association,
                                   1986 to Present.
 James E. Quinn    Director        Member, Board of Directors, Tiffany & Co.,
 Age 49                            January 1995 to Present; Vice Chairman,
                                   Retail and Corporate Sales, Tiffany & Co.,
                                   1999 to Present; Executive Vice President of
                                   Sales, Tiffany & Co., March 1992 to 1999.

                                                      Principal Occupations
Director             Position                         During Past Five Years
--------             --------                         ----------------------
Karen Osar           Director          Senior Vice President and Chief Financial Officer,
Age 52                                 Westvaco Corp., 1999 to President; Vice President
                                       & Treasurer, Tenneco Inc., January 1994 to 1999;
                                       Managing Director of Corporate Finance Group,
                                       J.P. Morgan & Co., Inc.; held various other posi-
                                       tions at J.P. Morgan & Co., Inc. from 1975-1994.
Kim Kelly            Director          Executive Vice President and Chief Financial Offi-
Age 43                                 cer, Insight Communication since 1990 to Present;
                                       Chief Operating Officer, Insight Communications,
                                       January 1998 to Present; Marine Midland Bank from
                                       1982 to 1990. Senior Vice President with primary
                                       responsibility for media lending activities, Marine
                                       Midland Bank 1988. Held various other positions at
                                       marine Midland Bank from 1982 to 1988. Member
                                       of the National Cable Televisions Association Sub-
                                       committee for Telecommunications Policy and
                                       national Cable Television Association Subcommittee
                                       for Accounting. Board member of Community
                                       Antenna Television Association, Cable in the Class-
                                       room and Cable Advertising Bureau.
John R. Alchin       Advisory Director Executive Vice President and Treasurer, Comcast
Age 53                                 Corporation, 1990 to present. Managing Director of
                                       Toronto Dominion Bank prior to 1990.
William J. Tomko     Chief Executive   President, BISYS Fund Services, Inc., 1999 to
Age 42               Officer           Present.
Michael A. Grunewald President         Manager, Client Services, BISYS Fund Services,
Age 31                                 Inc., 1993 to Present.
Richard Baxt         Vice President    Senior Vice President, Client Services, BISYS Fund
Age 47                                 Services, Inc., 1997 to Present; General Manager of
                                       Investment and Insurance, First Fidelity Bank; Presi-
                                       dent, First Fidelity Brokers; President, Citicorp
                                       Investment Services.

                                                       Principal Occupations
Director           Position                            During Past Five Years
--------           --------                            ----------------------
Nimish Bhatt       Treasurer and        Vice President, Tax and Financial Services, BISYS
Age 38             Principal Accounting Fund Services, Inc., June 1996-Present; Assistant
                   Officer              Vice President, Evergreen Funds/First Union Bank,
                                        1995 to July 1996; Senior Tax Consultant, Price
                                        Waterhouse LLP, 1990 to December 1994.
Lisa M. Hurley     Secretary            Executive Vice President, Legal Services, BISYS
Age 41                                  Fund Services, Inc., 1995-Present; Attorney, private
                                        practice, 1990 to 1995.
Alaina V. Metz     Assistant Secretary  Chief Administrator, Administration Services of
Age 33                                  BISYS Fund Services, Inc., June 1995 to Present;
                                        Supervisor of Mutual Fund Legal Department, Alli-
                                        ance Capital Management, May 1989 to June 1995.
Karen Jacoppo-Wood Assistant Secretary  Counsel, Legal Services of BISYS Fund Services,
Age 35                                  Inc., 2001 to Present; Vice President and Senior
                                        Counsel of Funds Distributor Inc., 1996 to 2001.

For mailing address of Directors, please refer to the Statement of Additional Information.

Investment Advisor
The Bank of New York

Administrator And Distributor
BNY Hamilton Distributors, Inc.

Transfer Agent
BISYS Fund Services, Ohio, Inc.

Custodian
The Bank of New York

Independent Auditors
Ernst & Young LLP

Legal Counsel
Sullivan & Cromwell

               BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

               This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for CRT Shares of BNY Hamilton Large Cap Growth CRT Fund, BNY Hamilton Small Cap Growth CRT Fund, and BNY Hamilton International Equity CRT Fund.

               For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

               Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

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